ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Schedule Of Accrued Expenses And Other Current Liabilities) (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Accrued expenses and other current liabilities
Employee payroll and welfare payables	$ 1,738	$ 3,182
Other tax payable	14,119	12,650
Accrued professional, marketing and leasing fees	6,035	6,017
Advance from customers	4,078	6,220
Other payables	7,085	3,808
Total	$ 33,055	$ 31,877